3rd Quarter 2010 Earnings Call
May 12, 2010

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forward-looking statements. These risks and uncertainties include, but are not limited to, those risks and uncertainties described in Globe’s most recent Annual Report on Form 10-K, including under “Special Note
Regarding Forward-Looking Statements” and “Risk Factors” and Globe’s quarterly reports on Form 10-Q.
These reports can be accessed through the “Investors” section of Globe’s website at www.glbsm.com.
All references to “MT” or “tons” mean metric tons, each of which equals 2,204.6 pounds.

GLOBE SPECIALTY METALS

	Three Months Ended			Three Months Ended		
	03/31/10 Reported	Adjustments	03/31/10 Normalized	12/31/09 Reported	Adjustments	12/31/09 Normalized
Net sales	**$112,486**	**$0**	**$112,486**	**$108,278**	**$0**	**$108,278**
Gross Margin	**13,351**	**2,975** (1)	**16,326**	**20,304**	**4,577** (4)	**24,881**
Operating Income	**3,307**	**3,496** (2)	**6,803**	**30,466**	**(18,791)** (5)	**11,675**
Net Income	**516**	**2,165** (3)	**2,681**	**18,534**	**(10,970)** (6)	**7,564**
Diluted EPS	**$0.01**	**$0.03**	**$0.04**	**$0.25**	**($0.15)**	**$0.10**
EBITDA	**$8,844**	**$3,496**	**$12,340**	**$36,437**	**($18,791)**	**$17,646**
Gross Margin			**14.5%**			**23.0%**
EBITDA Margin			**11.0%**			**16.3%**

Q3 2010 Normalized Financial Results

(1) Selma and Niagara Falls plant start-up expenses of $3.0 million.
(2) Selma and Niagara Falls plant start-up expenses of $3.0 million and Core Metals acquisition expenses of $0.5 million.
(3) Adjustments net of tax.
(4) Selma and Niagara Falls plant start-up expenses of $3.9 million and furnace impairment charges of $0.7 million at our electrode plant in China.
(5) Gain on sale of Brazilian plant of $23.4 million, net of plant start-up expenses of $3.9 million and impairment charges of $0.7 million.
(6) Adjustments net of tax.

Sequential Quarter Sales Bridge

$108.3
-$6.8
-$3.9
+$8.9
+$1.4
+$2.4
+$2.1
$112.5
Q2 2010
Brazil
Si Price
Si Vol.
Si-Based Alloy Price
Si-Based Alloy Vol.
By-Products
Q3 2010

4

Q3 2010 Sequential Sales Bridge

Sequential Quarter Normalized EBITDA Bridge

$17.6
-$4.4
-$2.4
+$2.2
-$3.3
-$0.7
+$2.9
+$0.4
$12.3
Q2 2010
Brazil
Price
Volume
Variable Costs
Mix
SG&A
Other
Q3 2010

Q3 2010 Sequential Normalized EBITDA Bridge

GLOBE SPECIALTY METALS

	Three Months Ended 03/31/10 Normalized	JV & Brazil Adjustments [1]	03/31/10 PF Adjusted Results	Three Months Ended 12/31/09 Normalized	JV & Brazil Adjustments [1]	12/31/09 PF Adjusted Results
Net sales	**$112,486**	**($29,699)**	**$82,787**	**$108,278**	**($28,682)**	**$79,596**
COGS	**96,160**	**(27,888)**	**68,272**	**83,397**	**(24,050)**	**59,347**
Gross Margin	**16,326**	**(1,811)**	**14,515**	**24,881**	**(4,632)**	**20,249**
Operating Income	**6,803**	**(1,197)**	**5,606**	**11,675**	**(3,466)**	**8,209**
Net Income	**2,681**	**(1,232)**	**1,449**	**7,564**	**(4,096)**	**3,468**
Diluted EPS	**$0.04**	**($0.01)**	**$0.03**	**$0.10**	**($0.06)**	**$0.04**
EBITDA	**$12,340**	**($1,978)**	**$10,362**	**$17,646**	**($5,299)**	**$12,347**
Gross Margin			**17.5%**			**25.4%**
EBITDA Margin			**12.5%**			**15.5%**
Memo: Silicon metal ASP	$2,379	$36	$2,415	$2,580	($23)	$2,557

Pro Forma Financials

(1) Adjusted for 49% of sales and expenses at Alloy, WV plant and for Brazil results. Alloy, WV plants adjustments reflect the 49% interest owned by Dow Corning but consolidated for accounting purposes. Brazil eliminated from results to show comparable results between the two quarters.

Three Months Ended		
	March 31, 2010	December 31, 2009	March 31, 2009
Reported EBITDA	**$8,844**	**$36,437**	**$7,109**
+Goodwill and intangible asset impairment	-	-	144
+Gain on sale of business	-	(23,368)	-
+Professional Fees for Core Metals Transaction	521	-	-
+Restructuring charges	-	-	1,387
+Selma & Niagara start-up costs	2,975	3,892	-
+Inventory write-down/ furnace impairment	-	685	1,600
Normalized EBITDA	**$12,340**	**$17,646**	**$10,240**
Reported EPS (diluted)	**$0.01**	**$0.25**	**$0.01**
+Goodwill and intangible asset impairment	-	-	-
+Gain on sale of business	-	(0.19)	-
+Professional Fees for Core Metals Transaction	0.01	-	-
+Restructuring charges	-	-	0.01
+Selma & Niagara start-up costs	0.02	0.03	-
+Inventory write-down/ furnace impairment	-	0.01	0.02
Normalized EPS	**$0.04**	**$0.10**	**$0.04**

EBITDA & EPS Reconciliation